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                                 Exhibit 10.9.3
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                               EASTERN ENTERPRISES

                          Amendment of Trust Agreement




         Instrument of amendment dated February 25, 1998 by and between Eastern Enterprises ("Eastern") and Key Trust Company of Ohio, N.A. (the "Trustee"):

         WHEREAS Eastern and the Trustee are parties to a trust agreement originally dated January 29, 1987 and subsequently amended, including to substitute the current Trustee as trustee of the trust established under such agreement (as heretofore amended, the "Trust Agreement"); and

         WHEREAS Eastern wishes to amend the Trust Agreement to provide for the payment of benefits under a recently established Supplemental Retirement Plan for Certain Officers; and

         WHEREAS  Eastern has  reserved the right to make such  amendment  under
Section 10(a) of the Trust Agreement;

         NOW, THEREFORE, in consideration of these premises, the Trust Agreement is hereby amended as follows, effective as of the date set forth above:

         1. The first "WHEREAS" clause is amended by deleting the words "and the 1994 Deferred Compensation Plan" and replacing them with the words "the 1994 Deferred Compensation Plan, and the Supplemental Retirement Plan for Certain Officers".

         2. Section 1(b) is amended by deleting the words "or the 1994 Deferred Compensation Plan" and replacing them with the words "the 1994 Deferred Compensation Plan, the Supplemental Retirement Plan for Certain Officers".

         3. Section 1(e) is amended by deleting the words "and the 1994 Deferred Compensation Plan)" and replacing them with the words "the 1994 Deferred Compensation Plan, and the Supplemental Retirement Plan for Certain Officers)".

         4. Section 2 (a) is amended by adding the words "or in the Supplemental Retirement Plan for Certain Officers" immediately after the word "SERP" and

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immediately before the portion of such subsection that begins: "; and further provided, that no such modification . . . ".

         IN WITNESS WHEREOF, Eastern Enterprises and the Trustee have caused this instrument of amendment to be executed by their duly authorized officers as of the date set forth above.


                                     EASTERN ENTERPRISES



                                     By: /s/ EASTERN ENTERPRISES
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                                     KEY TRUST COMPANY OF OHIO, N.A.



                                     By: /S/KEY TRUST COMPANY OF OHIO, N.A.
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